Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Universe Fund of Option Income ETFs (YMAX)

YieldMax™ Magnificent 7 Fund of Option Income ETFs (YMAG)

listed on NYSE Arca, Inc.

April 25, 2024

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated January 16, 2024

This supplement relates to the YieldMax™ Universe Fund of Option Income ETFs.

The second sentence in the second paragraph under the section heading “Principal Investment Strategies” is amended and restated in its entirety to read as follows:

Each of the Underlying YieldMax™ ETFs in which the Fund may invest has a primary investment objective to seek current income, and a secondary investment objective to seek indirect exposure to (i) the share price of the common stock of a particular operating company, (ii) the share price of a particular ETF, or (iii) the share price of one or more ETFs or U.S.-listed exchange-traded products (“ETPs”) (in each case, an “Underlying Security,” and each such operating company, ETF, and ETP, an “Underlying Issuer”), subject to a limit on potential investment gains.

References to an individual “Underlying Security” are deleted and replaced with references to “Underlying Security(ies).” References to an individual “Underlying Issuer” are deleted and replaced with references to “Underlying Issuer(s).”

The following sentence is added to the end of the first paragraph under the sub-heading “Portfolio Construction”:

The Fund will not invest in any Underlying YieldMaxTM ETF that seeks short (inverse) exposure to (i) the share price of one or more Underlying Securities; or (ii) the performance of one or more Indexes.

Under the section entitled, “Additional Information About the Funds.” the second table, and the preamble and footnote to the table, are amended and restated as follows:

In addition to the Underlying YieldMax™ ETFs listed above, the YieldMax™ Universe Fund of Option Income ETFs will also invest in the following Underlying YieldMax™ ETFs, as well as other Underlying YieldMax™ ETFs that commence operations after the date of this Supplement and have made an initial distribution.

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Underlying YieldMax™ ETF (Ticker)*	Underlying Issuer	Industry**
YieldMax™ AI Option Income Strategy ETF (AIYY)	C3.ai, Inc.	Software
YieldMax™ AMD Option Income Strategy ET (AMDY)	Advanced Micro Devices, Inc.	Semiconductors
YieldMaxTM Bitcoin Option Income Strategy ETF (YBIT)	As of the date of this Supplement, Bitcoin Strategy ETF	The industry assigned to Bitcoin (if any)
YieldMax™ COIN Option Income Strategy ETF (CONY)	Coinbase Global, Inc.	Electronic Data Processing Services
YieldMax™ DIS Option Income ETF (DISO)	The Walt Disney Company	Movies And Entertainment
YieldMax™ Innovation Option Income Strategy ETF (OARK)	ARK Innovation ETF	NA
YieldMax™ JPM Option Income Strategy ETF (JPMO)	JPMorgan Chase & Co.	Diversified Banks
YieldMax™ MRNA Option Income Strategy ETF (MRNY)	Moderna, Inc.	Biotechnology
YieldMaxTM MSTR Option Income Strategy ETF (MSTY)	MicroStrategy Incorporated	Application Software
YieldMax™ NFLX Option Income Strategy ETF (NFLY)	Netflix, Inc.	Consumer Electronics/Video Chains
YieldMax™ PYPL Option Income Strategy ETF (PYPY)	PayPal Holdings, Inc.	Financials – Transaction and Payment Processing
YieldMax™ SQ Option Income Strategy ETF (SQY)	Block, Inc.	Prepackaged Software
YieldMax™ XOM Option Income ETF (XOMO)	Exxon Mobil Corporation	Energy - Integrated Oil & Gas

*The Fund will not invest in any Underlying YieldMaxTM ETF that seeks short (inverse) exposure to (i) the share price of one or more Underlying Securities; or (ii) the performance of one or more indexes. The Fund will not invest in the YieldMaxTM Ultra Option Income Strategy ETF. Lastly, the Fund will not invest in other YieldMaxTM ETFs that are structured as fund-of-funds ETFs.

** Each Underlying YieldMax™ ETF’s investment exposure is concentrated in (or substantially exposed to) the same industry as that assigned to the issuer of the corresponding Underlying Security (the “Underlying Issuer”). As of the date of the Underlying YieldMax™ ETF Prospectus, the Underlying Issuers are assigned to the stated industry.

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The following disclosure is added at the end of the "Additional Information About the Funds” section:

As noted above, one of the Underlying YieldMax™ ETFs in which the YieldMax™ Universe Fund of Option Income ETFs may invest is the YieldMaxTM Bitcoin Option Income Strategy ETF.

●	The YieldMaxTM Bitcoin Option Income Strategy ETF does not invest directly in Bitcoin or any other digital assets.
●	The YieldMaxTM Bitcoin Option Income Strategy ETF does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets.
●	The YieldMaxTM Bitcoin Option Income Strategy ETF does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin.

The YieldMaxTM Bitcoin Option Income Strategy ETF’s Underlying Issuers may, however, invest directly or indirectly (e.g., via futures) in Bitcoin. The following provides an overview of Bitcoin, the Bitcoin Blockchain, the relationship between the two, as well as their use cases.

Bitcoin Description:

Bitcoin, the first and most well-known cryptocurrency, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape.

Bitcoin Blockchain Description:

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain:

Bitcoin is a digital currency that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital currency. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency's history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases:

Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

1.	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances.
2.	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.
3.	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.

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4.	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency.
5.	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft.

Because the YieldMax™ Universe Fund of Option Income ETFs’ portfolio will generally be equally weighted in each of the available Underlying YieldMax™ ETFs, including the YieldMaxTM Bitcoin Option Income Strategy ETF, neither risks associated with an investment in an Underlying Issuer(s) that focuses on Bitcoin nor Bitcoin investment risks are considered principal risks for the Fund. The following provides a summary of those non-principal risks:

The YieldMaxTM Bitcoin Option Income Strategy ETF's investment strategy, which involves indirect exposure to Bitcoin through one or more Underlying ETPs, encompasses risks inherent in the volatile digital asset market. These risks include market turbulence stemming from Bitcoin's price fluctuations, regulatory uncertainties, and technological complexities. The potential for financial losses looms large, accentuated by the intricate nature of managing digital assets and the evolving legal landscape. Each Underlying ETP faces distinct challenges, ranging from liquidity and counterparty risks associated with trading derivatives to custodial dilemmas in securely storing digital assets. Moreover, the reliance on blockchain technology introduces cybersecurity vulnerabilities and compliance hurdles amidst a continually shifting regulatory environment. These risks, coupled with the unpredictable market dynamics of digital assets, underscore the need for investors to exercise caution and recognize the specific challenges inherent in this investment landscape.

Furthermore, the YieldMaxTM Bitcoin Option Income Strategy ETF's indirect investment in Bitcoin exposes it to the unique risks associated with this nascent innovation. Bitcoin's volatile market, influenced by factors such as network changes, regulatory actions, and adoption trends, poses significant challenges. The absence of central authority oversight leaves Bitcoin vulnerable to potential government restrictions and market manipulation by large holders. Moreover, the largely unregulated nature of Bitcoin trading venues heightens the risks of fraud and security breaches, which could adversely impact the YieldMaxTM Bitcoin Option Income Strategy ETF's performance. Additionally, proposed changes to Bitcoin's protocol and the emergence of alternative blockchain technologies introduce further uncertainties, potentially affecting Bitcoin's long-term relevance and utility. In navigating these risks, investors must remain vigilant, recognizing that the value of Bitcoin and the YieldMaxTM Bitcoin Option Income Strategy ETF's investments can be influenced by a multitude of factors beyond traditional fundamental analysis, requiring a nuanced understanding of the evolving digital asset landscape.

Please retain this Supplement for future reference.

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